Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Lawrence B. Prior III, President and Chief Executive Officer of CSRA Inc. (the “Company”), hereby certify, that, to my knowledge:
1. The Quarterly Report on Form 10-Q for the period ended July 1, 2016 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CSRA INC.

Date: August 10, 2016	/s/ Lawrence B. Prior III Name: Lawrence B. Prior III Title: President and Chief Executive Officer